SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 1, 2002

SUNGARD® DATA SYSTEMS INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-12989 (Commission File Number)	51-0267091 (I.R.S. Employer Identification No.)

1285 DRUMMERS LANE, WAYNE PENNSYLVANIA (Address of Principal Executive Offices)	19087 (Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:    (610) 341-8700

(Former Name and Former Address, if Changed Since Last Report)

SunGard Data Systems Inc. hereby files this Amendment to its Current Report on Form 8-K dated July 1, 2002, solely to file the required financial statements.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Consolidated financial statements of Guardian iT plc for the year ended 31 December 2001, attached hereto as Exhibit 99.1.

(1)	Report of independent accountants.

(2)	Consolidated profit and loss account for the year ended 31 December 2001.

(3)	Statement of total Group recognised gains and losses for the year ended 31 December 2001.

(4)	Consolidated balance sheet as at 31 December 2001.

(5)	Consolidated cash flow statement for the year ended 31 December 2001.

(6)	Notes to the financial statements for the year ended 31 December 2001.

(b)	Unaudited pro forma combined condensed financial statements of SunGard Data Systems Inc., attached hereto as Exhibit 99.2.

(1)	Unaudited pro forma combined condensed balance sheet as of June 30, 2002.

(2)	Unaudited pro forma combined condensed statement of income for the six months ended June 30, 2002.

(3)	Unaudited pro forma combined condensed statement of income for the year ended December 31, 2001.

(4)	Notes to unaudited pro forma combined condensed financial statements.

(c)	Exhibits.

23.1	Consent of PricewaterhouseCoopers.

99.1	Consolidated financial statements of Guardian iT plc for the year ended 31 December 2001.

99.2	Unaudited pro forma combined condensed financial statements of SunGard Data Systems Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2002

SUNGARD DATA SYSTEMS INC.

By:	/s/ MICHAEL J. RUANE
Michael J. Ruane Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit

23.1	Consent of PricewaterhouseCoopers.

99.1	Consolidated financial statements of Guardian iT plc for the year ended 31 December 2001.

99.2	Unaudited pro forma combined condensed financial statements of SunGard Data Systems Inc.